UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 21, 2016
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

		Page
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	1
	Signature	2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On March 21, 2016, Mr. Thomas H. Benner tendered his resignation as Senior Vice President, Commercial of Rayonier Advanced Materials Inc. (the “Company”), effective March 31, 2016. Mr. Benner joined the Company in October 2014 as Senior Vice President, Commercial and is leaving the Company to become CEO and president of the North American subsidiary of a privately held global manufacturing company.
Mr. Benner's departure provides the Company with the opportunity to further streamline its senior management structure, consistent with its previously announced Transformation Initiative. To that end, his responsibilities will be assumed by other executives on the Company’s senior team.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

March 28, 2016

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